AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER AND REORGANIZATION THIS AMENDMENT is made and entered into this 19th day of January, 2026, by and among Volato Group, Inc., a Delaware corporation (“Volato”),Volato Merger Subsidiary, Inc., a Nevada corporation and wholly-owned subsidiary of Volato (“Merger Sub”), and M2i Global, Inc., a Nevada corporation (the “Company”). Each of Volato, Merger Sub, and Company are referred to as a “party” and collectively as the “parties.” Defined terms that are used but not otherwise defined herein shall have the meanings set forth for such terms in that certain Agreement and Plan of Merger and Reorganization, dated as of July 28, 2025, by and among Volato, Merger Sub, and Company (the “Agreement”). RECITALS 1. Volato, Merger Sub, and Company are parties to the Agreement; and 2. Volato Merger Sub, and Company desire to modify the Agreement in certain respects as described herein. AGREEMENT ARTICLE I AMENDMENTS 1.1 Section 10.1(b Termination). Section 10.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows: “by either Volato or the Company if the Merger shall not have been consummated by March 31, 2026 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to the Company or Volato if such Party’s (or in the case of Volato, Merger Sub) action or failure to act has been a principal cause of the failure of the Merger to occur on or before the End Date and such action or failure to act constitutes a breach of this Agreement, provided, further, that the End Date can be extended by mutual consent of Volato and the Company;”. ARTICLE II MISCELLANEOUS 2.1 Effect of Amendment. (a) Except as set forth in Article I above, nothing herein or arising in connection with or relating to any discussion regarding these matters shall constitute a waiver of any rights under the Agreement. (b) Except as amended in Article I above, the Agreement shall remain unchanged and in full force and effect, and this Amendment shall be governed by and subject to the terms of the Agreement, as amended hereby. Unless otherwise expressly provided herein, all references in this Amendment to “Section,” “Subsection,” “Article,” “Exhibit,” shall be deemed to be references to a section, subsection, article, exhibit or annex to the Agreement. From and after the date of this Amendment, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder,” or works of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind of nature (other than in this Amendment or as otherwise expressly provided) shall be deemed to mean the Agreement, as amended by this Amendment, whether or not such Amendment is expressly referenced. 2.2 Modifications, Amendments and Waivers. This Amendment cannot be amended or changed nor any performance, term, or condition waived in whole or in part, except by a writing signed by the party against whom enforcement of the amendment, change or waiver is sought. No delay or failure on the part of any party in exercising any rights hereunder, and no partial or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder. 2.3 Governing Law. This Amendment is to be construed in accordance with and governed by the laws of the State of Nevada, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of Nevada to the rights and duties of the parties. 2.4 Severability. Should any one or more of the provisions of this Amendment be determined to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provisions shall be deemed severed therefrom, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties shall replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions. 2.5 Counterparts. This Amendment may be executed in any number of counterparts which may be delivered by facsimile, each of which shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument. 2.6 No Third-Party Beneficiaries. The terms and provisions of this Amendment are intended solely for the benefit of each party and their respective successors and permitted assigns, and the parties do not intend to confer third-party beneficiary rights upon any other Person. [Signatures Follow On a Separate Page]

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by their respective officers thereunto duly authorized all as of the date first written above. VOLATO: Volato Group, Inc. By: /s/ Matt Liotta Name: Matt Liotta Title: Chief Executive Officer VOLATO MERGER SUB: Volato Merger Subsidiary, Inc. By: /s/ Matt Liotta Name: Matt Liotta Title: President COMPANY: M2i Global, Inc. By: /s/ Alberto Rosende Name: Alberto Rosende Title: President and Chief Executive Officer Signature Page – Amendment No. 1 to Agreement and Plan of Merger and Reorganization